SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.   20549

                         ______________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 9, 1994


            CENTRAL VERMONT PUBLIC SERVICE CORPORATION
      (Exact name of registrant as specified in its charter)


     Vermont                  1-8222          03-0111290
(State of other jurisdic-  (Commission      (IRS Employer
 tion of incorporation)     File Number)     Identification No.)


   77 Grove Street, Rutland, Vermont                    05701
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (802) 773-2711


                              N/A
(Former name or former address, if changed since last report)


Item 5.  Other Events.

     On November 9, 1994, Central Vermont Public Service Corporation issued a letter to shareholders representing the third quarter 1994 quarterly report and a press release reporting a new corporate strategy. Copies of the shareholders' letter and the press release are filed herewith as Exhibits 13 and 20 and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
         (c)  Exhibits

              See Exhibit Index on Page 4.

                           SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



             CENTRAL VERMONT PUBLIC SERVICE CORPORATION



             BY           JAMES M. PENNINGTON
                  James M. Pennington, Controller and
                   Principal Accounting Officer





November 9, 1994

                        EXHIBIT INDEX



Exhibit
Number                Description

  13             Letter to Shareholders
  20             Press Release